UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2009

Ultratech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22248	94-3169580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Zanker Road, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 321-8835

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

3050 Zanker Lease Amendment

Ultratech, Inc. (the “Company”) entered into a Second Amendment to Lease (the “3050 Lease Amendment”) with LaSalle Montague, Inc. (“LaSalle”), effective October 30, 2009, to amend the Standard Industrial Lease, dated as of September 10, 1993, as amended by First Amendment to Lease, dated as of November 22, 1999, as supplemented by Agreement Defining Landlord’s Property, dated as of January 1, 1994, and by letter agreement dated September 3, 2004 (as amended, modified and supplemented, the “3050 Lease”). The 3050 Lease governs the terms and conditions under which the Company leases certain premises from LaSalle located at 3050 Zanker Road, San Jose, California. The 3050 Lease Amendment extended the term of the 3050 Lease such that it expires on January 31, 2016 and set forth the revised base rent. The provision relating to an option to renew the 3050 Lease term was also amended under the terms of the 3050 Lease Amendment.

A copy of the 3050 Lease Amendment is attached hereto as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the terms of the 3050 Lease Amendment does not purport to be complete, and is qualified in its entirety by reference to such exhibit.

2880 Junction Lease Amendment

The Company entered into a First Amendment to Lease (the “2880 Lease Amendment”) with LaSalle, effective October 30, 2009, to amend the Lease, dated as of November 22, 1999 (the “2880 Lease”). The 2880 Lease governs the terms and conditions under which the Company leases certain premises from LaSalle located at 2880 Junction Road, San Jose, California (the “Premises”). The 2880 Lease Amendment provided that, among other things, the Company shall pay to LaSalle, on or before March 31, 2010, $625,000 in consideration for LaSalle’s waiver of certain surrender obligations of the Company set forth in the 2880 Lease. On or before March 31, 2010, the Company shall surrender possession of the Premises to LaSalle in a certain condition as set forth in the 2880 Lease Amendment. Further, under the terms of the 2880 Lease Amendment, the provision relating to an option to extend the 2880 Lease term was deleted in its entirety and the definition of “Hazardous Material” was amended.

A copy of the 2880 Lease Amendment is attached hereto as Exhibit 10.2 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the terms of the 2880 Lease Amendment does not purport to be complete, and is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Second Amendment to Lease (3050 Zanker), entered into on October 30, 2009, by and between LaSalle Montague, Inc. and the Company.

10.2	First Amendment to Lease (2880 Junction), entered into on October 30, 2009, by and between LaSalle Montague, Inc. and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2009

ULTRATECH, INC.

By:	/s/ BRUCE R. WRIGHT
Bruce R. Wright
Senior Vice President, Finance and Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

Exhibit Index

Exhibit	Description

10.1	Second Amendment to Lease (3050 Zanker), entered into on October 30, 2009, by and between LaSalle Montague, Inc. and the Company.

10.2	First Amendment to Lease (2880 Junction), entered into on October 30, 2009, by and between LaSalle Montague, Inc. and the Company.